CHURCHILL DOWNS INCORPORATED
Recast Segment Operating Results
(unaudited)

	Three Months Ended				Year Ended December 31,
(in millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	2021	2020
Net revenue:
Live and Historical Racing	$63.2	$175.9	$79.7	$90.3	$409.1	$169.6
TwinSpires	103.5	140.8	107.5	99.6	451.4	430.1
Gaming	152.0	186.0	185.3	172.1	695.4	435.3
All Other	5.6	12.4	20.5	2.8	41.3	19.0
Total net revenue	324.3	515.1	393.0	364.8	1,597.2	1,054.0
Operating expense:
Live and Historical Racing	54.7	100.3	62.3	71.6	288.9	179.0
TwinSpires	77.5	102.1	83.0	83.2	345.8	293.1
Gaming	106.3	121.0	127.7	121.3	476.3	357.9
All Other	8.8	11.7	14.3	5.3	40.1	30.5
Selling, general and administrative expense	30.2	33.4	36.1	38.8	138.5	114.8
Asset impairments	—	11.2	—	4.1	15.3	17.5
Transaction expense, net	0.1	—	2.0	5.8	7.9	1.0
Total operating expense	277.6	379.7	325.4	330.1	1,312.8	993.8
Operating income	$46.7	$135.4	$67.6	$34.7	$284.4	$60.2

NOTE: There were no changes to line items in our consolidated statements of comprehensive income (loss) below operating income for any annual or interim period.

CHURCHILL DOWNS INCORPORATED
Recast Segment Revenue
(unaudited)

	Three Months Ended				Year Ended December 31,
(in millions)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	2021	2020
Net revenue from external customers:
Live and Historical Racing:
Churchill Downs Racetrack	$2.0	$105.2	$7.4	$13.5	$128.1	$63.3
Derby City Gaming	32.9	39.9	40.2	41.3	154.3	79.5
Oak Grove	19.4	25.6	27.1	28.6	100.7	16.6
Turfway Park	4.5	0.7	0.7	2.3	8.1	7.1
Newport	4.4	4.5	4.3	4.6	17.9	3.1
Total Live and Historical Racing	63.2	175.9	79.7	90.3	409.1	169.6
TwinSpires:
Horse Racing	96.5	132.4	98.8	88.9	416.6	418.8
Sports and Casino	7.0	8.4	8.7	10.7	34.8	11.3
Total TwinSpires	103.5	140.8	107.5	99.6	451.4	430.1
Gaming:
Fair Grounds and VSI	38.3	35.1	24.8	35.4	133.6	97.6
Presque Isle	23.8	30.5	35.9	29.4	119.6	73.1
Calder	20.9	27.4	25.9	25.8	100.0	51.8
Oxford	15.7	24.6	31.8	27.7	99.8	44.9
Ocean Downs	20.0	27.0	31.7	21.9	100.6	60.2
Riverwalk	14.4	18.4	14.5	13.9	61.2	46.3
Harlow’s	14.0	16.6	13.3	12.2	56.1	40.7
Lady Luck Nemacolin	4.9	6.4	7.4	5.8	24.5	20.7
Total Gaming	152.0	186.0	185.3	172.1	695.4	435.3
All Other	5.6	12.4	20.5	2.8	41.3	19.0
Net revenue from external customers	$324.3	$515.1	$393.0	$364.8	$1,597.2	$1,054.0

(in millions)	Three Months Ended				Year Ended December 31,
Intercompany net revenue:	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	2021	2020
Live and Historical Racing	$1.5	$14.6	$1.8	$3.6	$21.5	$19.2
TwinSpires	1.5	1.8	1.5	1.6	6.4	5.5
Gaming	2.0	—	0.3	0.7	3.0	2.5
All Other	1.6	2.4	2.5	1.4	7.9	7.8
Eliminations	(6.6)	(18.8)	(6.1)	(7.3)	(38.8)	(35.0)
Intercompany net revenue	$—	$—	$—	$—	$—	$—

CHURCHILL DOWNS INCORPORATED
Recast Adjusted EBITDA by Segment
(unaudited)

	Year Ended December 31, 2021
(in millions)	Live and Historical Racing	TwinSpires	Gaming	All Other	Eliminations	Total
Net revenue	$430.6	$457.8	$698.4	$49.2	$(38.8)	$1,597.2

Taxes and purses	(126.3)	(30.7)	(264.4)	(13.1)	—	(434.5)
Marketing and advertising	(12.9)	(49.4)	(11.8)	(0.5)	0.1	(74.5)
Salaries and benefits	(48.4)	(27.0)	(87.1)	(7.8)	—	(170.3)
Content expense	(2.5)	(206.6)	(4.7)	(5.7)	36.9	(182.6)
Selling, general and administrative expense	(12.8)	(11.0)	(27.9)	(55.2)	1.5	(105.4)
Other operating expense	(53.0)	(50.4)	(72.3)	(10.0)	0.4	(185.3)
Other income	0.3	—	181.7	0.5	(0.1)	182.4
Adjusted EBITDA	$175.0	$82.7	$411.9	$(42.6)	$—	$627.0

	Year Ended December 31, 2020
(in millions)	Live and Historical Racing	TwinSpires	Gaming	All Other	Eliminations	Total
Net revenue	$188.8	$435.6	$437.8	$26.8	$(35.0)	$1,054.0

Taxes and purses	(64.1)	(25.1)	(171.6)	(7.5)	—	(268.3)
Marketing and advertising	(6.2)	(16.5)	(7.5)	(0.2)	0.2	(30.2)
Salaries and benefits	(32.5)	(24.6)	(75.9)	(5.8)	—	(138.8)
Content expense	(1.5)	(202.7)	(3.5)	(3.7)	33.0	(178.4)
Selling, general and administrative expense	(8.7)	(10.4)	(25.4)	(42.3)	1.5	(85.3)
Other operating expense	(36.8)	(40.5)	(59.7)	(8.9)	0.3	(145.6)
Other income	0.1	0.1	78.9	—	—	79.1
Adjusted EBITDA	$39.1	$115.9	$173.1	$(41.6)	$—	$286.5

CHURCHILL DOWNS INCORPORATED
Recast Adjusted EBITDA by Segment
(unaudited)

	Three Months Ended March 31, 2021
(in millions)	Live and Historical Racing	TwinSpires	Gaming	All Other	Eliminations	Total
Net revenue	$64.7	$105.0	$154.0	$7.2	$(6.6)	$324.3

Taxes and purses	(20.0)	(6.4)	(59.3)	(3.1)	—	(88.8)
Marketing and advertising	(2.1)	(8.5)	(1.4)	(0.1)	—	(12.1)
Salaries and benefits	(10.0)	(6.2)	(19.9)	(1.2)	—	(37.3)
Content expense	(0.6)	(46.5)	(1.0)	(1.3)	6.2	(43.2)
Selling, general and administrative expense	(3.0)	(2.6)	(6.0)	(12.6)	0.3	(23.9)
Other operating expense	(10.7)	(11.7)	(15.5)	(2.2)	0.1	(40.0)
Other income	—	—	31.5	0.1	—	31.6
Adjusted EBITDA	$18.3	$23.1	$82.4	$(13.2)	$—	$110.6

	Three Months Ended June 30, 2021
(in millions)	Live and Historical Racing	TwinSpires	Gaming	All Other	Eliminations	Total
Net revenue	$190.5	$142.6	$186.0	$14.8	$(18.8)	$515.1

Taxes and purses	(50.8)	(8.3)	(70.0)	(3.9)	—	(133.0)
Marketing and advertising	(4.9)	(16.7)	(2.5)	—	—	(24.1)
Salaries and benefits	(15.3)	(6.8)	(20.6)	(2.3)	—	(45.0)
Content expense	(0.8)	(68.5)	(1.3)	(1.8)	18.4	(54.0)
Selling, general and administrative expense	(3.1)	(2.9)	(5.9)	(13.4)	0.4	(24.9)
Other operating expense	(17.3)	(14.8)	(17.7)	(2.9)	—	(52.7)
Other income	0.1	—	51.8	—	—	51.9
Adjusted EBITDA	$98.4	$24.6	$119.8	$(9.5)	$—	$233.3

CHURCHILL DOWNS INCORPORATED
Recast Adjusted EBITDA by Segment
(unaudited)

	Three Months Ended September 30, 2021
(in millions)	Live and Historical Racing	TwinSpires	Gaming	All Other	Eliminations	Total
Net revenue	$81.5	$109.0	$185.6	$23.0	$(6.1)	$393.0

Taxes and purses	(24.6)	(8.0)	(71.8)	(4.9)	—	(109.3)
Marketing and advertising	(2.9)	(10.6)	(3.6)	(0.3)	—	(17.4)
Salaries and benefits	(10.9)	(7.0)	(22.5)	(3.1)	—	(43.5)
Content expense	(0.5)	(47.1)	(1.2)	(1.4)	5.6	(44.6)
Selling, general and administrative expense	(3.1)	(2.6)	(7.1)	(14.3)	0.4	(26.7)
Other operating expense	(11.8)	(11.6)	(19.7)	(3.5)	0.1	(46.5)
Other income	—	—	51.0	0.1	—	51.1
Adjusted EBITDA	$27.7	$22.1	$110.7	$(4.4)	$—	$156.1

	Three Months Ended December 31, 2021
(in millions)	Live and Historical Racing	TwinSpires	Gaming	All Other	Eliminations	Total
Net revenue	$93.9	$101.2	$172.8	$4.2	$(7.3)	$364.8

Taxes and purses	(30.9)	(8.0)	(63.3)	(1.2)	—	(103.4)
Marketing and advertising	(3.0)	(13.6)	(4.3)	(0.1)	0.1	(20.9)
Salaries and benefits	(12.2)	(7.0)	(24.1)	(1.2)	—	(44.5)
Content expense	(0.6)	(44.5)	(1.2)	(1.2)	6.7	(40.8)
Selling, general and administrative expense	(3.6)	(2.9)	(8.9)	(14.9)	0.4	(29.9)
Other operating expense	(13.2)	(12.3)	(19.4)	(1.4)	0.2	(46.1)
Other income	0.2	—	47.4	0.3	(0.1)	47.8
Adjusted EBITDA	$30.6	$12.9	$99.0	$(15.5)	$—	$127.0

CHURCHILL DOWNS INCORPORATED
Reconciliation of Comprehensive (Loss) Income to Adjusted EBITDA
(unaudited)

	Three Months Ended				Year Ended December 31,
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	2021	2020
(in millions)
Comprehensive income (loss)	$36.1	$108.3	$61.4	$43.3	$249.1	$(81.9)

Net income (loss) and comprehensive income (loss) attributable to CDI
Net loss attributable to noncontrolling interest	—	—	—	—	—	0.2
Net income (loss) before noncontrolling interest	36.1	108.3	61.4	43.3	249.1	(82.1)
Income (loss) from discontinued operations, net of tax	—	—	—	—	—	95.4
Income (loss) from continuing operations, net of tax	36.1	108.3	61.4	43.3	249.1	13.3

Additions:
Depreciation and amortization	26.0	26.0	25.9	25.3	103.2	92.9
Interest expense	19.4	22.0	21.7	21.6	84.7	80.0
Income tax provision (benefit)	16.2	41.6	26.3	10.4	94.5	(5.3)
EBITDA	$97.7	$197.9	$135.3	$100.6	$531.5	$180.9

Adjustments to EBITDA:
Selling, general and administrative:
Stock-based compensation expense	$5.5	$7.1	$7.8	$7.4	$27.8	23.7
Other charges	—	0.2	—	—	0.2	0.8
Pre-opening expense and other expense	0.6	1.5	1.7	2.0	5.8	11.2
Other income, expense:
Interest, depreciation and amortization expense related to equity investments	9.6	10.5	10.7	10.7	41.5	38.5
Changes in fair value of Rivers Des Plaines' interest rate swaps	(4.2)	(1.8)	(2.0)	(4.9)	(12.9)	12.9
Rivers Des Plaines' legal reserves and transaction costs	1.3	6.7	0.6	1.3	9.9	—
Transaction expense, net	0.1	—	2.0	5.8	7.9	1.0
Impairment of tangible and other intangible assets	—	11.2	—	4.1	15.3	17.5
Total adjustments to EBITDA	12.9	35.4	20.8	26.4	95.5	105.6
Adjusted EBITDA	$110.6	$233.3	$156.1	$127.0	$627.0	$286.5

Adjusted EBITDA by segment:
Live and Historical Racing	$18.3	$98.4	$27.7	$30.6	$175.0	$39.1
TwinSpires	23.1	24.6	22.1	12.9	82.7	115.9
Gaming	82.4	119.8	110.7	99.0	411.9	173.1
Total segment Adjusted EBITDA	123.8	242.8	160.5	142.5	669.6	328.1
All Other	(13.2)	(9.5)	(4.4)	(15.5)	(42.6)	(41.6)
Total Adjusted EBITDA	$110.6	$233.3	$156.1	$127.0	$627.0	$286.5